                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                  AMENDMENT TO
                                    FORM 8-K
                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

     Date of Report (Date of earliest event reported):    January 13, 1999


                                THERMATRIX INC.
             (Exact name of Registrant as specified in its charter)


                         Commission File Number 0-20819

           Delaware                                      94-2958515
(State or other jurisdiction of                       (I.R.S. Employer
 Incorporation or organization)                    Identification Number)

 2025 Gateway Place, Suite 132                           95110-1005
    San Jose, California                                 (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (408) 453-0490

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K filed January 28, 1999 set forth in the pages attached hereto.

ITEM 7      FINANCIAL STATEMENTS AND EXHIBITS.

     The following financial statements and exhibits are filed as part of this Report, where indicated.

     (a) Financial statements of business acquired, prepared pursuant to Rule 3-05 of Regulation S-X:

     Financial statements were previously reported in Wahlco's Annual Report on Form 10-K for the year ended December 31, 1997 and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 1998, June 30, 1998, and
September 30, 1998, respectively, are incorporated by reference herein.

     (b) Pro forma financial information required pursuant to Article 11 of Regulation S-X follow:

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

             THERMATRIX INC. AND WAHLCO ENVIRONMENTAL SYSTEM, INC.
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATE)

                                                                                 PRO FORMA      PRO FORMA
                                                   THERMATRIX      WAHLCO       ADJUSTMENTS      COMBINED
                                                   -----------   ---------     -------------     ---------
Current Assets:
     Cash and cash equivalents                     $  4,305      $   1,145     $   (2,232) (a)   $  3,218
     Accounts receivable, net                      $  5,570      $  10,343           (681) (b)   $ 15,232
     Cost of uncompleted contracts                 $    273      $   1,373                       $  1,646
     Inventories                                                 $   3,294                       $  3,294
     Prepaid expenses and other current assets     $     296     $   1,488                       $  1,784
                                                   ---------     ---------      ---------        --------
          Total current assets                     $  10,444     $  17,643      $  (2,913)       $ 25,174
                                                   ---------     ---------      ---------        --------

Property and equipment, net                        $     680     $   4,190                       $  4,870
Goodwill                                                                        $   4,430 (c)    $  4,430
Patents and other intangible assets                $   1,354                                     $  1,354
Other assets                                                     $     863                       $    863
                                                   ---------     ---------      ---------        --------
          Total other assets                       $   2,034     $   5,053      $   4,430        $ 11,517
                                                   ---------     ---------      ---------        --------

Total Assets                                       $  12,478     $  22,696      $   1,517        $ 36,691
                                                   =========     =========      =========        ========

Current liabilities:
     Notes payable                                               $   3,662                       $  3,662
     Accounts payable and accrued liabilities      $   3,556     $   5,123                       $  8,679
     Accrued payroll and payroll-related
      expenses                                     $     848     $   1,258                       $  2,106
     Billings on uncompleted contracts             $      46     $     763                       $    809
     Income taxes payable                                        $     198                       $    198
     Current portion of long-term debt                           $     301                       $    301
     Other accrued liabilities                                   $   4,773      $   4,040 (d)    $  8,813
                                                   ---------     ---------      ---------        --------
          Total current liabilities                $   4,450     $  16,078      $   4,040        $ 24,568
                                                   ---------     ---------      ---------        --------
Long-term debt                                                   $   1,825                       $  1,825
Other liabilities                                                $   2,270                       $  2,270
                                                   =========     ---------      =========        --------
          Total long-term liabilities                      0     $   4,095              0        $  4,095
                                                   =========     ---------      =========        --------
Stockholders' equity
     Common stock and additional paid-in
      capital                                      $  48,764     $ 105,077      $(105,077)(e)    $ 48,764
     Retained earnings (accumulated deficit)       $ (40,736)    $(100,454)     $ 100,454 (e)    $(40,736)
     Foreign currency translation adjustment                     $  (2,100)     $   2,100 (e)    $      0
                                                   ---------     ---------      ---------        --------
          Total stockholders' equity               $   8,028     $   2,523      $  (2,523)       $  8,028
                                                   ---------     ---------      ---------        --------
Total Liabilities and stockholders' equity         $  12,478     $  22,696      $   1,517        $ 36,691
                                                   =========     =========      =========        ========

  See accompanying notes to unaudited pro forma condensed combined financials

             THERMATRIX INC. AND WAHLCO ENVIRONMENTAL SYSTEM, INC.
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATE)

                                                                                PRO FORMA        PRO FORMA
                                                   THERMATRIX      WAHLCO       ADJUSTMENTS      COMBINED
                                                   -----------   ---------     -------------     ---------

Revenues                                            $  9,642     $ 28,891                         $ 38,533
Cost of revenues                                    $  8,850     $ 22,046                         $ 30,896
                                                    --------     --------                         --------
   Gross margin                                     $    792     $  6,845                         $  7,637

Expenses
   Research and Development                         $  1,053     $      0                         $  1,053
   Sales, general and administrative                $  4,113     $  9,222                         $ 13,335
   Amortization of Goodwill                         $      0     $      0        $     166 (c)    $    166
                                                    --------     --------        ---------        --------

Loss from operations                                $ (4,374)    $ (2,377)       $    (166)       $ (6,917)
Other income, net                                   $    341     $   (974)       $     (72)(f)    $   (705)
                                                    --------     --------        ---------        --------
Income (loss) before Income Taxes                   $( 4,033)    $ (3,351)       $    (238)       $ (7,662)
Provision (credit) for Income Taxes                 $    (50)                                     $    (50)
                                                    --------     --------        ---------        --------
Net loss                                            $ (4,083)    $ (3,351)       $    (238)       $ (7,672)
                                                    ========     ========        =========        ========

Basic and diluted net loss per share                $  (0.53)                                     $  (1.00)

Basic and diluted weighted average common shares
 And equivalents                                       7,668                                         7,668




  See accompanying notes to unaudited pro forma condensed combined financials

             THERMATRIX INC. AND WAHLCO ENVIRONMENTAL SYSTEM, INC.
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                     (IN THOUSANDS, EXCEPT PER SHARE DATE)


                                                                                PRO FORMA        PRO FORMA
                                                   THERMATRIX      WAHLCO       ADJUSTMENTS      COMBINED
                                                   -----------   ---------     -------------     ---------

Revenues                                             $   7,011    $ 49,729                        $ 56,740
Cost of revenues                                     $   8,351    $ 40,540                        $ 48,891
                                                     ---------    --------                        --------
   Gross margin                                      $  (1,340)   $  9,189                        $  7,849

Expenses
   Research and Development                          $   1,203    $      0                        $  1,203
   Sales, general and administrative                 $   7,705    $ 12,872                        $ 20,577
   Amortization of Goodwill                          $       0    $      0       $   222 (c)      $    222
                                                     ---------    --------       -------          --------

Loss from operations                                 $ (10,248)   $ (3,683)      $  (222)         $(14,153)
Other income, net                                    $     674    $ (1,736)      $   (46)(f)      $ (1,108)
                                                     ---------    --------       -------          --------
Income (loss) before Income Taxes                    $  (9,574)   $ (5,419)      $  (268)         $(15,261)
Provision (credit) for Income Taxes                  $     (66)                                   $    (66)
                                                     ---------    --------       -------          --------

Net loss                                             $  (9,640)   $ (5,419)      $  (268)         $(15,327)
                                                     =========    ========       =======          ========

Basic and diluted net loss per share                 $   (1.28)                                   $  (2.03)

Basic and diluted weighted average common shares
 And equivalents                                         7,548                                       7,548



  See accompanying notes to unaudited pro forma condensed combined financials

ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIALS
-----------------------------------------------------------------------

Certain pro forma adjustments have been made to the accompanying pro forma condensed combined consolidated balance sheet and statements of operations as described below.

        (a) Reflects the purchase price that was paid with cash of approximately $1.9 million and other acquisition related expenditures

        (b) Reflects increased allowances for doubtful accounts for acquired receivables.

        (c) Reflects the recording of goodwill from the acquisition of Wahlco, amortized over a period of twenty years.

        (d) Reflects estimated exit and involuntary employee termination costs associated with the Merger.

        (e) Reflects the elimination of Wahlco's stockholders' equity accounts.

        (f) Reflects the incremental interest relating to Wexford's payoff of Wahlco's borrowings from Chase Manhattan Bank ("Chase") under a credit facility in connection with the Merger. The debt assumed due to Wexford bears annual interest at 13% compared to the Chase rate of 9.5%. Average borrowings for the year ended December 31, 1997 and nine months ended September 30, 1998 amounted to $1,325,000 and $2,750,000, respectively.

Item 7 (c)   Exhibits in accordance with Item 601 of Regulation S-K:

EXHIBIT INDEX

Exhibit
-------
Number    Description
------    -----------

 2.1 Agreement and Plan of Merger dated November 9, 1998 by and among Thermatrix Inc., TMX Acquisition Sub I, Inc. and Wahlco Environmental Systems, Inc. (Incorporated by reference herein to Registrant's Current Report on Form 8-K filed on January 28, 1999, File No. 000-20819.)

 2.2 Security Agreement dated January 13, 1999 by and among Thermatrix, Inc., Wexford Capital Partners II, L.P., Wexford Overseas Partners I, L.P., Wexford Special Situations 1996, L.P., Wexford Special Situations 1996 Institutional, L.P., Wexford Special Situations 1996 Limited, Wexford-Euris Special Situations 1996, L.P. and Wexford Management LLC. (Incorporated herein by reference to Registrant's Current Report on Form 8-K filed on January 28, 1999, File No.000-20819.)

 2.3 Guaranty dated January 13, 1999 by and among Thermatrix Inc., Wexford Capital Partners II, L.P., Wexford Overseas Partners I, L.P., Wexford Special Situations 1996, L.P., Wexford Special Situations 1996 Institutional, L.P., Wexford Special Situations 1996 Limited, Wexford-Euris Special Situations 1996, L.P. and Wexford Management LLC. (Incorporated herein by reference to Registrant's Current Report on Form 8-K filed on January 28, 1999, File No.000-20819.)

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    THERMATRIX INC.



Date:  March 29, 1999         By:  /s/ Daniel S. Tedone
                                   --------------------------------------
                                       Daniel S. Tedone
                                       Chief Financial Officer

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